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Exhibit 99.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Bay Banks of Virginia, Inc. (the "Company") on Form [10-Q] for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Treasurer (principal Financial Officer) of the Company hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 that based on their knowledge and belief: 1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


                  /s/ Austin L. Roberts, III
                  ------------------------------------
                  Austin L. Roberts, III, Chief Executive Officer


                  /s/ Richard C. Abbott
                  ------------------------------------
                  Richard C. Abbott, Treasurer

August 14, 2002